EXHIBIT 10.15
THIS CONVERTIBLE DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO PAYOR, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

$3,000,000	September 7, 2005 Eden Prairie, Minnesota
CONVERTIBLE DEBENTURE
10% INTEREST ONLY
DUE DECEMBER 31, 2009
     For value received, WIRELESS RONIN® TECHNOLOGIES, INC. (“Payor” or “Company”) promises to pay to the Spirit Lake Tribe, a federally recognized Native American Indian Tribe (“Holder”), at such place as the Holder may from time to time designate to Payor, the principal sum of THREE MILLION DOLLARS ($3,000,000), together with all accrued and unpaid interest thereon as set forth below.
     Interest on the unpaid principal balance of this Convertible Debenture (the “Principal Balance”) will accrue at the rate of ten percent (10%) per annum commencing, with respect to $2,000,000 of the Principal Balance on January 5, 2005 and with respect to $1,000,000 of the Principal Balance on the date hereof, and continuing until this Convertible Debenture is fully paid (computed on the basis of a 360 day year, 30 day month), and will be payable in quarterly installments in arrears as set forth below. If not sooner converted as provided below, the entire unpaid balance of principal and all accrued and unpaid interest will be due and payable on December 31, 2009 (the “Maturity Date”). Payment of the accrued interest on $2,000,000 of the Principal Balance of this Convertible Debenture shall be made by Payor in quarterly installments in the amount of $50,000 on the last day of March, June, September and December in each year, commencing on March 31, 2005, until the principal hereof shall have been paid in full. Payment of the accrued interest on $1,000,000 of the Principal Balance of this Convertible Debenture shall be made by Payor in quarterly installments of $25,000 on the last day of March, June, September and December in each year, commencing on September 30, 2005 (such interest amount for the quarter ending September 30, 2005 shall be prorated for the period from the issuance of this Convertible Debenture). Except as provided in paragraph 9 hereof, the principal of and interest on this Convertible Debenture shall be paid in lawful money of the United States. The Principal Balance of this Convertible Debenture includes the $2,000,000 principal amount of the convertible debenture issued by Payor to Holder on January 5, 2005, and this Convertible Debenture amends, restates and supersedes such prior Convertible Debenture.
     This Convertible Debenture is convertible in whole or in part into fully paid and nonassessable shares of Common Stock of the Company that represent up to thirty percent (30%) of the Fully Diluted Outstanding Shares of Common Stock of the Company After Conversion, as that term is hereinafter defined, at any time prior to its payment at the option of the Holder hereof.

     The Holder of this Convertible Debenture is only required to forego the right to receive repayment of each dollar of the original principal amount of the Convertible Debenture that the Holder elects to convert into fully paid and nonassessable shares of Common Stock of the Company and is not required to pay any additional monies or consideration as a condition precedent to exercising the right to convert.
     This Convertible Debenture has been issued under the terms and provisions of the Convertible Debenture Purchase Agreement, dated January 5, 2005, as amended by the Amended and Restated Convertible Debenture Purchase Agreement, dated September 7, 2005 (the “Agreement”), between the Payor Wireless Ronin® Technologies, Inc. and the Holder Spirit Lake Tribe. This Convertible Debenture amends, restates and supersedes that certain Convertible Debenture in the principal amount of $2,000,000 dated January 5, 2005.
     Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Convertible Debenture, including accrued interest, may be declared to be or shall become immediately due and payable as provided in the Agreement.
     This Convertible Debenture is subject to the following terms and conditions.
     1. Prepayment — Payor Option.
          (a) This Convertible Debenture may be prepaid at the option of the Payor as set forth below. Any such call for prepayment of this Convertible Debenture shall be made by giving written notice to the Holder hereof not less than sixty (60) days prior to the date fixed by the Payor for prepayment of this Convertible Debenture (the “Prepayment Date”). Notice of call for prepayment having been given as aforesaid, the outstanding principal amount of this Convertible Debenture together with unpaid interest accrued thereon to the Prepayment Date, shall become due and payable on the Prepayment Date. From and after the Prepayment Date, unless the Payor shall default in such prepayment, interest shall cease to accrue on the principal amount to be prepaid. Nothing in this paragraph 1 shall affect in any way the right of the Holder of this Convertible Debenture to covert this Convertible Debenture into fully paid and nonassessable shares of Common Stock of Wireless Ronin® Technologies, Inc. at any time and from time to time in accordance with paragraph 3 hereof.
          (b) Payor may prepay such portion of the $3,000,000 Principal Balance as Payor may desire in accordance with the notice and other requirements of paragraph 1(a); however, Payor shall be required to pay a prepayment penalty equal to (A) 20% of such amount of Principal Balance to be prepaid if the Prepayment Date is on or before January 5, 2008 or (B) 10% of such amount of Principal Balance to be prepaid if the Prepayment Date is after January 5, 2008; provided, however, that the prepayment penalty shall be limited to 10% on the prepayment of up to $1,000,000 of the Principal Balance if sixty (60) days advance notice is given by December l, 2005 for prepayment to occur no later than March 1, 2006.
     2. Prepayment — Convertible Debenture Holder Option.
          (a) The Holder of this Convertible Debenture may require that this Convertible Debenture be prepaid by the Payor in whole (but not in part) upon (i) the sale, lease,

license or other disposition of all or substantially all of the Company’s assets (other than in the ordinary course of the Company’s business), (ii) the merger or consolidation of the Company into or with another corporation or the merger or consolidation of any other corporation into or with the Company or a plan of exchange between the Company and any other corporation (in which consolidation or merger or plan of exchange any stockholders of the Company receive distributions of cash or securities or other property). The Company shall give the Holder of this Convertible Debenture written notice of such impending transaction not later than 60 days prior to the stockholders’ meeting of the Company called to approve such transaction, or 60 days prior to the closing of such transaction, whichever is earlier, and shall also notify such Holder in writing of the final approval of such transaction. The first of such notices shall give the proposed effective date of the transaction (the “Effective Date”) and shall describe the material terms and conditions of the transaction and of this paragraph 2(a) (including, without limiting the generality of the foregoing, a description of the value of the consideration, if any, being offered to the holders of the outstanding securities of the Company), and the Company shall thereafter give such Holder prompt notice of any material changes to such terms and conditions. The transaction shall in no event take place sooner than 60 days after the mailing by the Company of the first notice provided for herein or sooner than 20 days after the mailing by the Company of any notice of material changes provided for herein, whichever is later in time. Any election for prepayment of this Convertible Debenture shall be made by the Holder of this Convertible Debenture giving written notice thereof to the Company at least two days before the Effective Date. If no such notice is given, the provisions of paragraph 4(b)(i) shall apply. Notice of election of prepayment by the Holder of this Convertible Debenture having been given as aforesaid, the outstanding principal amount to be prepaid together with unpaid interest accrued thereon to the Effective Date, shall become due and payable on the Effective Date. From and after the Effective Date, unless the Company shall default in such prepayment, interest shall cease to accrue on the principal amount to be prepaid.
          (b) Nothing hereinabove set forth shall affect in any way the right of the Holder of this Convertible Debenture to covert this Convertible Debenture into fully paid and nonassessable shares of Common Stock of Wireless Ronin® Technologies, Inc. at any time and from time to time in accordance with paragraph 3 hereof.
     3. Conversion Rights.
          (a) This Convertible Debenture is convertible in whole at any time prior to its payment at the option of the Holder into fully paid and nonassessable shares of Common Stock of the Company constituting thirty percent (30%) of all classes of the Common Stock of the Company on a fully diluted basis, as further explained below in paragraph 3(b). In addition, as further explained below in paragraph 3(b), this Convertible Debenture is convertible in part at any time prior to its payment at the option of the Holder into fully paid and nonassessable shares of Common Stock of the Company constituting a proportionate percentage of thirty percent (30%) of all classes of the Common Stock of the Company on a fully diluted basis in the ratio that the amount of the Convertible Debenture being converted bears to the total amount of the Convertible Debenture acquired by the Holder. Under no circumstances shall paragraph 3(b) of this Convertible Debenture be read to entitle the Holders to shares of Common Stock of the Company constituting less than 30% of all classes of the Common Stock of the Company on a fully diluted basis upon conversion in full of this Convertible Debenture.

          (b) The following definitions shall apply for purposes of determining the number of fully paid and nonassessable shares of Common Stock of the Company that this Convertible Debenture is convertible into in whole or in part at any time prior to its payment at the option of the Holder hereof:
(i)	Definitions
(A)	Conversion Dollar Amount. The “Conversion Dollar Amount” shall be the amount of par value dollars measured by the original principal amount of the Convertible Debenture that the Holder elects to convert into fully paid and nonassessable shares of Common Stock of the Company.

(B)	Percentage of the Par Value of Convertible Debenture Converted. The “Percentage of the Par Value of Convertible Debenture Converted” shall be equal to the percentage resulting from dividing the Conversion Dollar Amount by the original principal amount of the Convertible Debenture.

(C)	Maximum Percentage of Outstanding Shares That Can Be Acquired. The “Maximum Percentage of Outstanding Shares That Can Be Acquired” is 30%.

(D)	Conversion Ratio. The “Conversion Ratio” shall be equal to Percentage of the Par Value of Convertible Debenture Converted times the Maximum Percentage of Outstanding Shares That Can Be Acquired.

(E)	Fully Diluted Outstanding Shares of Common Stock of the Company. The “Fully Diluted Outstanding Shares of Common Stock of the Company” shall be the aggregate as of the date of conversion of (i) the total Outstanding Shares of Common Stock, (ii) all shares of Common Stock of the Company issuable upon conversion or exercise in full of all outstanding options, warrants or other convertible securities or other rights of any nature to acquire shares of Common Stock or securities convertible into shares of Common Stock and (iii) all shares of Common Stock that can be acquired as per the terms of warrants and options that are issued to employees pursuant to existing employment contracts (to the extent such shares were not included in (ii)).

(F)	Fully Diluted Outstanding Shares of Common Stock of the Company After Conversion. The “Fully Diluted

Outstanding Shares of Common Stock of the Company After Conversion” shall be determined as of the date of conversion by dividing the Fully Diluted Outstanding Shares of Common Stock of the Company by (1-Conversion Ratio).

(G)	Outstanding Shares of Common Stock. The “Outstanding Shares of Common Stock” shall include all issued and outstanding shares of Common Stock of the Company.
          (c) Each dollar of the original principal amount of the Convertible Debenture is convertible into fully paid and nonassessable shares of Common Stock of the Company in whole or in part at any time prior to its payment at the option of the Holder. The number of fully paid and nonassessable shares of Common Stock of the Company issuable upon full or partial conversion of this Convertible Debenture is determined as of the date of conversion by first computing the number of the Fully Diluted Outstanding Shares of Common Stock of the Company. The Conversion Ratio is then determined by reference to the percentage that the total Conversion Dollar Amount represents of the total $3,000,000 original principal amount of the Convertible Debenture. The number of fully paid and nonassessable shares of Common Stock of the Company issuable upon full or partial conversion of this Convertible Debenture is then determined as of the date of conversion by subtracting the Fully Diluted Outstanding Shares of Common Stock of the Company from the Fully Diluted Outstanding Shares of Common Stock of the Company After Conversion. Under no circumstances shall the number of shares of Common Stock of the Company issued to the Holder upon conversion of this Convertible Debenture, when added to any shares of Common Stock of the Company issued to the Holder upon prior partial conversions of this Convertible Debenture, represent more than 30% of the Fully Diluted Shares of Common Stock of the Company After Conversion (when calculated after each conversion).
          (d) The foregoing computation of the number of shares of fully paid and nonassessable shares of Common Stock of the Company that this Convertible Debenture can be converted into can be illustrated as follows. Assuming at the date of conversion there are 12,000,000 Fully Diluted Outstanding Shares of Common Stock of the Company and the Holder elects to convert the entire $3,000,000 of the Convertible Debenture into Common Stock, the Conversion Ratio would then be 30% (100% x 30%-Percentage of the Par Value of Convertible Debenture Converted times the Maximum Percentage of Outstanding Shares That Can Be Acquired), the Fully Diluted Outstanding Shares of Common Stock of the Company After Conversion would be 17,142,857 (12,000,000 / (1-30%)) and the number of shares of Common Stock to be issued upon conversion would be 5,142,958 (17,142,857-12,000,000) which represents 30% of Fully Diluted Outstanding Shares of Common Stock of the Company After Conversion.
          (e) In order to exercise the conversion privilege, the Holder hereof shall surrender this Convertible Debenture to the Company at its principal office, accompanied by written notice to the Company that the Holder elects to convert this Convertible Debenture or a part hereof. This Convertible Debenture or the part hereof to be converted shall be deemed to have been converted on the day of surrender of this Convertible Debenture for conversion in accordance with the foregoing provisions, and at such time the rights of the Holder of this Convertible Debenture or the part hereof to be converted, as to such Holder, shall cease and such Holder shall be treated for all purposes as the record holder of the Common Stock of the Company issuable upon conversion. As promptly as practicable on or after the conversion date the Company shall issue a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with, in the event this Convertible Debenture is being converted in part only, a new Convertible Debenture representing the principal amount hereof which shall not have been converted.
          (f) If this Convertible Debenture is designated for payment or prepayment by either the Payor (and the Holder does not elect to convert) or the Holder (and payment hereof is made or provided for on the proposed payment or prepayment date), any amount designated for payment or prepayment under the Convertible Debenture shall not be convertible as to such amount so to be paid or prepaid on or after the proposed payment or prepayment date.
          (g) No fractional shares of Common Stock shall be issued upon conversion of this Convertible Debenture, but, instead of any fraction of a share that would otherwise be issuable, Payor shall pay a cash adjustment in respect of such fraction in amount equal to the same fraction of the cash value as of the date of conversion determined on the basis of the conversion price. At the option of the Holder, Holder can elect to acquire whole shares instead of any fraction of a share that would otherwise be issuable by paying Payor a cash adjustment in respect of such fraction in amount equal to conversion price less the same fraction of the cash value as of the date of conversion determined on the basis of the conversion price.
          (h) In case any time:
     (1) the Company shall declare any cash dividend on its Common Stock at a rate in excess of the rate of the last cash dividend theretofore paid;
     (2) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;
     (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;
     (4) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or
     (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;
then, in any one or more of said cases, the Company shall give written notice, by first-class mail, postage prepaid, addressed to the registered Holder of this Convertible Debenture at the address of such Holder as shown on the books of the Company, of the date on which (aa) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (bb)

such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 30 days prior to the action in question and not less than 30 days prior to the record date or the date on which the Company’s transfer books are closed in respect thereto.
               (i) As used herein, the term “Common Stock” shall mean and include the Company’s presently authorized Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares issuable upon conversion of this Convertible Debenture shall include shares designated as Common Stock of the Company on the date of original issue of this Convertible Debenture.
4.	Limitations Upon Capital Reorganization of Common Stock, Consolidation or Merger.
               (a) No merger or acquisition of the Company or sale of substantially all of its assets, or a capital reorganization or reclassification of the capital stock of the Company or a voluntary dissolution, liquidation or bankruptcy filing shall occur absent the written concurrence of Holder.
               (b) In the event that the Holder consents in writing to a merger or acquisition of the Company or sale of substantially all of its assets, or a capital reorganization or reclassification of the capital stock of the Company, the following shall then apply:
(i)	Right to Receive Additional Shares
If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Convertible Debenture and in lieu of the shares of the Common Stock of the Company immediately theretofore receivable upon conversion hereof, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable upon conversion hereof had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Convertible Debenture to the end that the provisions hereof (including without limitation provisions for adjustments of the conversion price and of the number of shares issuable upon the conversion of this Convertible Debenture) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive.
     5. Reporting Obligations of the Payor.
     As long as all or any portion of the unpaid balance of principal and all accrued and unpaid interest on this Convertible Debenture remains outstanding, the Company shall deliver to Holder all unaudited quarterly and annual financial reports and all audited annual financial reports reflecting the financial results of the Company and copies of the minutes of all Board of Directors and Shareholders’ meetings together with the written resolutions and other documentation evidencing all corporate actions. Holder shall have the right to examine all records of the Company, except with respect to trade secrets and similar confidential information, with reasonable notice, at any time during normal business hours, and, upon written request of Holder, the Company shall promptly provide to Holder a written summary describing the contents of any trade secret or other similar confidential information not made available to the Holder in sufficient detail as to facilitate informed decision-making. Except as otherwise required by laws or regulations applicable to the Holder, the Holder shall maintain, and shall require its representatives to maintain, all information obtained pursuant to this paragraph 5 on a confidential basis.
     6. Costs of Collection.
     If the principal and interest on this Convertible Debenture is not paid when due, and this Convertible Debenture has not converted pursuant to the terms contained herein, whether or not collection is initiated by the prosecution of any suit, or by any other judicial proceeding, or this Convertible Debenture is placed in the hands of an attorney for collection, Payor will pay, in addition to all other amounts owing hereunder, all court costs and reasonable attorney’s fees incurred by the Holder in connection therewith.
     7. Insolvency or Bankruptcy.
     The entire unpaid principal sum of this Convertible Debenture, together with accrued and unpaid interest thereon, will become immediately due and payable upon the insolvency of the Payor, the execution by the Payor of a general assignment for the benefit of creditors, the filing by or against the Payor of a petition in bankruptcy or any petition for relief under the federal bankruptcy act or the continuation of such petition without dismissal for a period of ninety (90) days or more, or the appointment of a receiver or trustee to take possession of the property or assets of Payor.
     8. Waiver of Presentment.
     Payor hereby waives presentment for payment, notice of nonpayment, protest, notice of protest and all other notices, filing of suit and diligence in collecting the amounts due under this Convertible Debenture and agrees that the Holder shall not be required first to initiate any suit or exhaust its remedies against any other person or parties in order to enforce payment of this Convertible Debenture.
     9. Method and Application of Payments.
     Unless converted pursuant to the terms contained herein, payment of the Principal Balance, together with any accrued and unpaid interest will be made by check delivered to the Holder at the address furnished to Payor for that purpose or by wire transfer pursuant to instructions by the Holder; provided, however, that, at Payor’s option, Payor may make payments of quarterly installments of accrued interest in shares of Payor’s Common Stock, which shall be valued at $1.00 per share of Common Stock for such purposes. All payments will be applied first to costs of collection, if any, then to accrued and unpaid interest, and thereafter to principal.
     10. Applicable Law.
     This Convertible Debenture be governed by and construed in accordance with the laws of the State of Minnesota.
     11. Assignment.
     This Convertible Debenture may only be assigned or transferred by the Holder upon the consent of Payor.

Dated: September 7, 2005	WIRELESS RONIN® TECHNOLOGIES, INC.

	By:	/s/ Jeffrey Mack Jeffrey Mack
Chief Executive Officer

THIS CONVERTIBLE DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO PAYOR, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

$2,000,000	January 5, 2005 Eden Prairie, Minnesota
CONVERTIBLE DEBENTURE
10% INTEREST ONLY
FIVE YEAR TERM
     For value received, WIRELESS RONIN® TECHNOLOGIES, INC. (“Payor” or “Company”) promises to pay to the Spirit Lake Tribe, a federally recognized Native American Indian Tribe (“Holder”), at such place as the Holder may from time to time designate to Payor, the principal sum of TWO MILLION DOLLARS ($2,000,000), together with all accrued and unpaid interest thereon as set forth below.
     Interest on the unpaid principal balance of this Convertible Debenture (the “Principal Balance”) will accrue at the rate of ten percent (10%) per annum commencing on the date hereof and continuing until this Convertible Debenture is fully paid (computed on the basis of a 360 day year, 30 day month), and will be payable in quarterly installments in arrears as set forth below. If not sooner converted as provided below, the entire unpaid balance of principal and all accrued and unpaid interest will be due and payable on December 31, 2009 (the “Maturity Date”). Payment of the accrued interest shall be made by Payor in quarterly installments in the amount of $50,000 on the last day of March, June, September and December in each year, commencing on March 31, 2005, until the principal hereof shall have been paid in full. The principal of and interest on this Convertible Debenture shall be paid in lawful money of the United States.
     This Convertible Debenture is convertible in whole or in part into fully paid and nonassessable shares of Common Stock of the Company that represent up to twenty percent (20%) of the Fully Diluted Outstanding Shares of Common Stock of the Company After Conversion, as that term is hereinafter defined, at any time prior to its payment at the option of the Holder hereof.
     The Holder of this Convertible Debenture is only required to forego the right to receive repayment of each dollar of the original principal amount of the Convertible Debenture that the Holder elects to convert into fully paid and nonassessable shares of Common Stock of the Company and is not required to pay any additional monies or consideration as a condition precedent to exercising the right to convert.
     This Convertible Debenture has been issued under the terms and provisions of the Convertible Debenture Purchase Agreement, dated January 5, 2005 (the “Agreement”) between the Payor Wireless Ronin® Technologies, Inc. and the Holder Spirit Lake Tribe.

     Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Convertible Debenture, including accrued interest, may be declared to be or shall become immediately due and payable as provided in the Agreement.
     This Convertible Debenture is subject to the following terms and conditions.
1.	Prepayment — Payor Option.
     (a) This Convertible Debenture may be prepaid in whole (but not in part) at any time after December 31, 2005 at the option of the Payor. Any call for prepayment of this Convertible Debenture shall be made by giving written notice to the Holder hereof not less than six (6) months prior to the date fixed by the Payor for prepayment of this Convertible Debenture (the “Prepayment Date”). Notice of call for prepayment having been given as aforesaid, the outstanding principal amount of this Convertible Debenture together with unpaid interest accrued thereon to the Prepayment Date, shall become due and payable on the Prepayment Date. From and after the Prepayment Date, unless the Payor shall default in such prepayment, interest shall cease to accrue on the principal amount to be prepaid.
     (b) Nothing hereinabove set forth shall affect in any way the right of the Holder of this Convertible Debenture to covert this Convertible Debenture into fully paid and nonassessable shares of Common Stock of Wireless Ronin® Technologies, Inc. at any time and from time to time in accordance with paragraph 3 hereof.
2.	Prepayment— Convertible Debenture Holder Option.
     (a) The Holder of this Convertible Debenture may require that this Convertible Debenture be prepaid by the Payor in whole (but not in part) upon (i) the sale, lease, license or other disposition of all or substantially all of the Company’s assets (other than in the ordinary course of the Company’s business), (ii) the merger or consolidation of the Company into or with another corporation or the merger or consolidation of any other corporation into or with the Company or a plan of exchange between the Company and any other corporation (in which consolidation or merger or plan of exchange any stockholders of the Company receive distributions of cash or securities or other property). The Company shall give the Holder of this Convertible Debenture written notice of such impending transaction not later than 60 days prior to the stockholders’ meeting of the Company called to approve such transaction, or 60 days prior to the closing of such transaction, whichever is earlier, and shall also notify such Holder in writing of the final approval of such transaction. The first of such notices shall give the proposed effective date of the transaction (the “Effective Date”) and shall describe the material terms and conditions of the transaction and of this paragraph 2(a) (including, without limiting the generality of the foregoing, a description of the value of the consideration, if any, being offered to the holders of the outstanding securities of the Company), and the Company shall thereafter give such Holder prompt notice of any material changes to such terms and conditions. The transaction shall in no event take place sooner than 60 days after the mailing by the Company of the first notice provided for herein or sooner than 20 days after the mailing by the Company of any notice of material changes provided for herein, whichever is later in time. Any election for prepayment of this Convertible Debenture shall be made by the Holder of this Convertible Debenture giving

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written notice thereof to the Company at least two days before the Effective Date. If no such notice is given, the provisions of paragraph 4(b)(i) shall apply. Notice of election of prepayment by the Holder of this Convertible Debenture having been given as aforesaid, the outstanding principal amount to be prepaid together with unpaid interest accrued thereon to the Effective Date, shall become due and payable on the Effective Date. From and after the Effective Date, unless the Company shall default in such prepayment, interest shall cease to accrue on the principal amount to be prepaid.
     (b) Nothing hereinabove set forth shall affect in any way the right of the Holder of this Convertible Debenture to convert this Convertible Debenture into fully paid and nonassessable shares of Common Stock of Wireless Ronin® Technologies, Inc. at any time and from time to time in accordance with paragraph 3 hereof.
3.	Conversion Rights.
     (a) This Convertible Debenture is convertible in whole at any time prior to its payment at the option of the Holder into fully paid and nonassessable shares of Common Stock of the Company constituting twenty percent (20%) of all classes of the Common Stock of the Company on a fully diluted basis, as further explained below in paragraph 3(b). In addition, as further explained below in paragraph 3(b), this Convertible Debenture is convertible in part at any time prior to its payment at the option of the Holder into fully paid and nonassessable shares of Common Stock of the Company constituting a proportionate percentage of twenty percent (20%) of all classes of the Common Stock of the Company on a fully diluted basis in the ratio that the amount of the Convertible Debenture being converted bears to the total amount of the Convertible Debenture acquired by the Holder. Under no circumstances shall paragraph 3(b) of this Convertible Debenture be read to entitle the Holders to shares of Common Stock of the Company constituting less than 20% of all classes of the Common Stock of the Company on a fully diluted basis upon conversion in full of this Convertible Debenture.
     (b) The following definitions shall apply for purposes of determining the number of fully paid and nonassessable shares of Common Stock of the Company that this Convertible Debenture is convertible into in whole or in part at any time prior to its payment at the option of the Holder hereof.
(i)	Definitions
(A)	Conversion Dollar Amount. The “Conversion Dollar Amount” shall be the amount of par value dollars measured by the original principal amount of the Convertible Debenture that the Holder elects to convert into fully paid and nonassessable shares of Common Stock of the Company.

(B)	Percentage of the Par Value of Convertible Debenture Converted. The “Percentage of the Par Value of Convertible Debenture Converted” shall be equal to the percentage resulting from dividing the Conversion Dollar Amount by the original principal amount of the Convertible Debenture.

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(C)	Maximum Percentage of Outstanding Shares That Can Be Acquired. The “Maximum Percentage of Outstanding Shares That Can Be Acquired” is 20%.

(D)	Conversion Ratio. The “Conversion Ratio” shall be equal to Percentage of the Par Value of Convertible Debenture Converted times the Maximum Percentage of Outstanding Shares That Can Be Acquired.

(E)	Fully Diluted Outstanding Shares of Common Stock of the Company. The “Fully Diluted Outstanding Shares of Common Stock of the Company” shall be the aggregate as of the date of conversion of (i) the total Outstanding Shares of Common Stock, (ii) all shares of Common Stock of the Company issuable upon conversion or exercise in full of all outstanding options, warrants or other convertible securities or other rights of any nature to acquire shares of Common Stock or securities convertible into shares of Common Stock and (iii) all shares of Common Stock that can be acquired as per the terms of warrants and options that are issued to employees pursuant to existing employment contracts (to the extent such shares were not included in (ii)).

(F)	Fully Diluted Outstanding Shares of Common Stock of the Company After Conversion. The “Fully Diluted Outstanding Shares of Common Stock of the Company After Conversion” shall be determined as of the date of conversion by dividing the Fully Diluted Outstanding Shares of Common Stock of the Company by (1-Conversion Ratio).

(G)	Outstanding Shares of Common Stock. The “Outstanding Shares of Common Stock” shall include all issued and outstanding shares of Common Stock of the Company.
     (c) Each dollar of the original principal amount of the Convertible Debenture is convertible into fully paid and nonassessable shares of Common Stock of the Company in whole or in part at any time prior to its payment at the option of the Holder. The number of fully paid and nonassessable shares of Common Stock of the Company issuable upon full or partial conversion of this Convertible Debenture is determined as of the date of conversion by first computing the number of the Fully Diluted Outstanding Shares of Common Stock of the Company. The Conversion Ratio is then determined by reference to the percentage that the total Conversion Dollar Amount represents of the total $2,000,000 original principal amount of the Convertible Debenture. The number of fully paid and nonassessable shares of Common Stock of the Company issuable upon full or partial conversion of this Convertible Debenture is then determined as of the date of conversion by subtracting the Fully Diluted Outstanding Shares of Common Stock of the Company from the Fully Diluted Outstanding Shares of Common Stock of the Company After Conversion. Under no circumstances shall the number of shares of Common Stock of the Company issued to the Holder upon conversion of this Convertible Debenture, when

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added to any shares of Common Stock of the Company issued to the Holder upon prior partial conversions of this Convertible Debenture, represent more than 20% of the Fully Diluted Shares of Common Stock of the Company After Conversion (when calculated after each conversion).
     (d) The foregoing computation of the number of shares of fully paid and nonassessable shares of Common Stock of the Company that this Convertible Debenture can be converted into can be illustrated as follows. Assuming at the date of conversion there are 12,000,000 and the Holder elects to convert the entire $2,000,000 of the Convertible Debenture into Common Stock, the Conversion Ratio would then be 20% (100% x 20%- Percentage of the Par Value of Convertible Debenture Converted times the Maximum Percentage of Outstanding Shares That Can Be Acquired), the Fully Diluted Outstanding Shares of Common Stock of the Company After Conversion would be 15,000,000 (12,000,000 / (1-20%)) and the number of shares of Common Stock to be issued upon conversion would be 3,000,000 (15,000,000-12,000,000) which represents 20% of Fully Diluted Outstanding Shares of Common Stock of the Company After Conversion.
     (e) In order to exercise the conversion privilege, the Holder hereof shall surrender this Convertible Debenture to the Company at its principal office, accompanied by written notice to the Company that the Holder elects to convert this Convertible Debenture or a part hereof. This Convertible Debenture or the part hereof to be converted shall be deemed to have been converted on the day of surrender of this Convertible Debenture for conversion in accordance with the foregoing provisions, and at such time the rights of the Holder of this Convertible Debenture or the part hereof to be converted, as to such Holder, shall cease and such Holder shall be treated for all purposes as the record holder of the Common Stock of the Company issuable upon conversion. As promptly as practicable on or after the conversion date the Company shall issue a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with, in the event this Convertible Debenture is being converted in part only, a new Convertible Debenture representing the principal amount hereof which shall not have been converted.
     (f) If this Convertible Debenture is designated for payment or prepayment by either the Payor (and the Holder does not elect to convert) or the Holder (and payment hereof is made or provided for on the proposed payment or prepayment date), any amount designated for payment or prepayment under the Convertible Debenture shall not be convertible as to such amount so to be paid or prepaid on or after the proposed payment or prepayment date.
     (g) No fractional shares of Common Stock shall be issued upon conversion of this Convertible Debenture, but, instead of any fraction of a share that would otherwise be issuable, Payor shall pay a cash adjustment in respect of such fraction in amount equal to the same fraction of the cash value as of the date of conversion determined on the basis of the conversion price. At the option of the Holder, Holder can elect to acquire whole shares instead of any fraction of a share that would otherwise be issuable by paying Payor a cash adjustment in respect of such fraction in amount equal to conversion price less the same fraction of the cash value as of the date of conversion determined on the basis of the conversion price.

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     (h) In case any time:
     (1) the Company shall declare any cash dividend on its Common Stock at a rate in excess of the rate of the last cash dividend theretofore paid;
     (2) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;
     (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;
     (4) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or
     (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;
then, in any one or more of said cases, the Company shall give written notice, by first-class mail, postage prepaid, addressed to the registered Holder of this Convertible Debenture at the address of such Holder as shown on the books of the Company, of the date on which (aa) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (bb) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 30 days prior to the action in question and not less than 30 days prior to the record date or the date on which the Company’s transfer books are closed in respect thereto.
     (i) As used herein, the term “Common Stock” shall mean and include the Company’s presently authorized Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares issuable upon conversion of this Convertible Debenture shall include shares designated as Common Stack of the Company on the date of original issue of this Convertible Debenture.

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4.	Limitations Upon Capital Reorganization of Common Stock, Consolidation or Merger.
     (a) No merger or acquisition of the Company or sale of substantially all of its assets, or a capital reorganization or reclassification of the capital stock of the Company or a voluntary dissolution, liquidation or bankruptcy filing shall occur absent the written concurrence of Holder.
     (b) In the event that the Holder consents in writing to a merger or acquisition of the Company or sale of substantially all of its assets, or a capital reorganization or reclassification of the capital stock of the Company, the following shall then apply:
(i)	Right to Receive Additional Shares
If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Convertible Debenture and in lieu of the shares of the Common Stock of the Company immediately theretofore receivable upon conversion hereof, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable upon conversion hereof had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Convertible Debenture to the end that the provisions hereof (including without limitation provisions for adjustments of the conversion price and of the number of shares issuable upon the conversion of this Convertible Debenture) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive.

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5.	Reporting Obligations of the Payor.
     As long as all or any portion of the unpaid balance of principal and all accrued and unpaid interest on this Convertible Debenture remains outstanding, the Company shall deliver to Holder all unaudited quarterly and annual financial reports and all audited annual financial reports reflecting the financial results of the Company and copies of the minutes of all Board of Directors and Shareholders’ meetings together with the written resolutions and other documentation evidencing all corporate actions. Holder shall have the right to examine all records of the Company, except with respect to trade secrets and similar confidential information, with reasonable notice, at any time during normal business hours, and, upon written request of Holder, the Company shall promptly provide to Holder a written summary describing the contents of any trade secret or other similar confidential information not made available to the Holder in sufficient detail as to facilitate informed decision-making. Except as otherwise required by laws or regulations applicable to the Holder, the Holder shall maintain, and shall require its representatives to maintain, all information obtained pursuant to this paragraph 5 on a confidential basis.
6.	Costs of Collection.
     If the principal and interest on this Convertible Debenture is not paid when due, and this Convertible Debenture has not converted pursuant to the terms contained herein, whether or not collection is initiated by the prosecution of any suit, or by any other judicial proceeding, or this Convertible Debenture is placed in the hands of an attorney for collection, Payor will pay, in addition to all other amounts owing hereunder, all court costs and reasonable attorney’s fees incurred by the Holder in connection therewith.
7.	Insolvency or Bankruptcy.
     The entire unpaid principal sum of this Convertible Debenture, together with accrued and unpaid interest thereon, will become immediately due and payable upon the insolvency of the Payor, the execution by the Payor of a general assignment for the benefit of creditors, the filing by or against the Payor of a petition in bankruptcy or any petition for relief under the federal bankruptcy act or the continuation of such petition without dismissal for a period of ninety (90) days or more, or the appointment of a receiver or trustee to take possession of the property or assets of Payor.
8.	Waiver of Presentment.
     Payor hereby waives presentment for payment, notice of nonpayment, protest, notice of protest and all other notices, filing of suit and diligence in collecting the amounts due under this Convertible Debenture and agrees that the Holder shall not be required first to initiate any suit or exhaust its remedies against any other person or parties in order to enforce payment of this Convertible Debenture.
9.	Method and Application of Payments.
     Unless converted pursuant to the terms contained herein, payment of the Principal Balance, together with any accrued and unpaid interest will be made by check delivered to the

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Holder at the address furnished to Payor for that purpose or by wire transfer pursuant to instructions by the Holder. All payments will be applied first to costs of collection, if any, then to accrued and unpaid interest, and thereafter to principal.
10.	Applicable Law.
     This Convertible Debenture be governed by and construed in accordance with the laws of the State of Minnesota.
11.	Assignment.
     This Convertible Debenture may only be assigned or transferred by the Holder upon the consent of Payor.

Dated: January 5, 2005		WIRELESS RONIN®
TECHNOLOGIES, INC.

	By:	/s/ Jeffrey Mack Jeffrey Mack
Chief Executive Officer

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